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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report : December 24, 2001



                              EXPRESS SCRIPTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



             0-20199                                     43-1420563
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     (Commission File Number)                         (I.R.S. Employer
                                                     Identification No.)

       13900 RIVERPORT DRIVE
     MARYLAND HEIGHTS, MISSOURI                            63043
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (314) 770-1666
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.           OTHER EVENTS.

     Express Scripts, Inc. has received service of a private class action suit which has been filed in the United States District Court in Arizona alleging various claims arising under the Employee Retirement Income Security Act (ERISA). The suit, which is similar to claims against other pharmacy benefit managers in other pending cases, alleges that Express Scripts breached certain purported duties to its customers under ERISA. The suit seeks monetary damages in an unspecified amount and injunctive relief. Express Scripts' contracts, and its underlying business practices, have been designed to address the ERISA issues raised in this suit. Accordingly, Express Scripts believes it has meritorious defenses to all claims in the suit and intends to vigorously defend itself against the allegations.

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SIGNATURE

     Pursuant tot he requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EXPRESS SCRIPTS, INC.



Date:  December 24, 2001           By:____________________________________
                                      Barrett A. Toan
                                      President, Chairman and Chief Executive
                                      Officer